EXHIBIT 99.1

EXECUTION VERSION

THIRD LOAN MODIFICATION AGREEMENT

This Third Loan Modification Agreement (this “Loan Modification Agreement”) is entered into as of September 25, 2012 by and among (i) MIDCAP FUNDING III, LLC, a Delaware limited liability company with an office located at 7255 Woodmont Avenue, Suite 200, Bethesda, Maryland 20814 (“MidCap”), as collateral agent (“Agent”); (ii) MidCap as a “Lender”; (iii) SILICON VALLEY BANK, a California corporation with a loan production office located at 100 Matsonford Road, Building 5, Suite 555, Radnor, Pennsylvania 19087 (“SVB”), as a “Lender” (MidCap and SVB in their capacities as a “Lender” are each referred to herein as a “Lender”, and are collectively referred to herein as the “Lenders”); and (iv) NUPATHE INC., a Delaware corporation (“Borrower”).

1.                                      DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS. Borrower is indebted to the Lenders pursuant to a loan arrangement dated as of May 13, 2010, evidenced by, among other documents, a certain Loan and Security Agreement dated as of May 13, 2010, among Borrower, Agent and the Lenders, as amended by a First Loan Modification Agreement dated as of June 13, 2011 and as further amended by a Second Loan Modification Agreement dated as of August 13, 2012 (the “Loan Agreement”).  Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

2.                                      DESCRIPTION OF COLLATERAL.  Repayment of the Obligations is secured by the Collateral as described in the Loan Agreement (together with any other document pursuant to which collateral security is granted to Agent, for the ratable benefit of the Lenders, the “Security Documents”).  Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations shall be referred to as the “Existing Loan Documents”.

3.                                    DESCRIPTION OF CHANGE IN TERMS.

A.                                    Modifications to Loan Agreement.

1.                                      The Loan Agreement shall be amended by amending and restating Sections 2.2(a) and (b) thereof to read as follows:

“Availability.  Subject to the terms and conditions of this Agreement, the Lenders agree, severally and not jointly, to make term loans to Borrower in three advances as follows: (i) on the Effective Date in accordance with a notice delivered pursuant to Section 3.4, below, the Lenders agree, severally and not jointly, to make term loans to Borrower in the aggregate amount of Five Million Dollars ($5,000,000.00) according to each Lender’s Term A Loan Commitment as set forth on Schedule 1.1 hereto (each term loan made pursuant to this clause (i) is referred to herein individually as a “Term A Loan” and collectively as the “Term A Loans”); and (ii) on the Term B Loan Funding Date in accordance with a notice delivered pursuant to Section 3.4, below, the Lenders agree, severally and not jointly, to make term loans to Borrower in the aggregate amount of Ten Million Dollars ($10,000,000.00) according to each Lender’s Term B Loan Commitment as set forth on Schedule 1.1 hereto (each term loan made pursuant to this clause (ii) is referred to herein individually as a “Term B Loan” and collectively as the “Term B Loans”); the Term A Loans and the Term B Loans are each referred to herein individually as a “Term Loan” and collectively as the “Term Loans”).  After repayment, no Term Loan may be re-borrowed.

(b)                                 Interest Payments and Repayment.  Commencing on the first (1st) Payment Date following the applicable Funding Date of each Term Loan, and continuing on the Payment Date of each successive month thereafter through and including the Maturity Date, Borrower shall make monthly payments of interest in respect of each Term Loan to Agent, for payment to each Lender in accordance with its respective Pro Rata Share, in arrears, and calculated as set forth in Section 2.3.  The Terms Loans shall amortize as follows: (i) in the event that the Additional Capital Raise does not occur on or prior to November 23, 2012, (A) with respect to the Term A Loans, commencing on the Amortization Date for the Term A Loans, and continuing on the Payment Date of each successive month thereafter through and including the Original Maturity Date, Borrower shall make consecutive monthly payments of principal to Agent, for payment to each Lender in accordance with its respective Pro Rata Share, as calculated by Agent based upon: (1) the amount of such Lender’s Term A Loans, (2) the effective rate of interest, as determined in Section 2.3, and (3) a straight-line amortization schedule ending on the Original Maturity Date, and (B) with respect to the Term B Loans, commencing on the Amortization Date for the Term B Loans, and continuing on the Payment Date of each successive month thereafter through and including the Original Maturity Date,  Borrower shall make consecutive monthly payments of principal to Agent, for payment to each Lender in accordance with its respective Pro Rata Share, as calculated by Agent based upon: (1) the amount of such Lender’s Term B Loans, (2) the effective rate of interest, as determined in Section 2.3, and (3) a straight-line amortization schedule ending on the Original Maturity Date; provided, that notwithstanding the foregoing, the principal payments in respect of the Term A Loans and the Term B Loans otherwise due on October 1, 2012 and November 1, 2012 pursuant to this clause (i) shall not be due and payable until the earlier of the date of the closing of the Additional Capital Raise and November 23, 2012, or (ii)  in the event that the Additional Capital Raise occurs on or prior to November 23, 2012,  with respect to the Term Loans, (A) on the earlier of the date of the closing of the Additional Capital Raise and November 23, 2012, Borrower shall make a payment of principal to Agent, for payment to each Lender in accordance with its respective Pro Rata Share, of (1) $230,000 if such Additional Capital Raise occurs on or prior to November 1, 2012 or (2) $460,000 if such Additional Capital Raise occurs after November 1, 2012, with such payment to be applied pro rata to the Term A Loans and the Term B Loans, (B) commencing on the first Payment Date occurring after closing of the Additional Capital Raise and continuing on the Payment Date of each successive month thereafter through and including the Payment Date occurring on June 1, 2013, Borrower shall make aggregate consecutive monthly payments of principal to Agent, for payment to each Lender in accordance with its respective Pro Rata Share, of $230,000, with such payments to be applied pro rata to the Term A Loans and the Term B Loans, and (C) commencing on the Payment Date occurring on July 1, 2013 and continuing on the Payment Date of each successive month thereafter through and including the Maturity Date, Borrower shall make aggregate consecutive monthly payments of principal to Agent, for payment to each Lender in accordance with its respective Pro Rata Share, as calculated by Agent based upon: (1) the amount of such Lender’s Term Loans, and (2) a straight-line amortization schedule ending on the Maturity Date based on the aggregate outstanding principal amount of the Terms Loans as of July 1, 2013 (before giving effect to any principal payment on such date),  with such payments to be applied pro rata to the Term A Loans and the Term B Loans. All unpaid principal and accrued interest with respect to the Term Loans is due and payable in full on the Maturity Date. The Term Loans may be prepaid only in accordance with Sections 2.2(c) and 2.2(d).”

2.                                      The Loan Agreement shall be amended by adding the following proviso at the end of Section 2.2(d) thereof:

“provided, however, that no Prepayment Fee shall be due and payable if Borrower prepays all of the Term Loans during the period commencing on the date of the closing of the Additional Capital Raise and ending on January 16, 2013 provided that Borrower shall give the Lenders not less than five (5) Business Days’ advance notice of any prepayment during such period.”

3.                                      The Loan Agreement shall be amended by amending and restating Section 6.13 to read as follows:

“6.13                  Liquidity Covenant.  (i) At all times prior to the Second Loan Modification Effective Date, Borrower shall maintain unrestricted cash and Cash Equivalents of not less than $3,000,000, (ii) at all times after the Second Loan Modification Effective Date but prior to September 21, 2012, Borrower shall maintain unrestricted cash and Cash Equivalents of not less than $1,000,000, (iii) at all times after the earlier of (A) November 23, 2012 and (B) the occurrence of the Additional Capital Raise, Borrower shall maintain unrestricted cash and Cash Equivalents of not less than (1) if the Additional Capital Raise occurs on or prior to November 23, 2012, $1,000,000 or (2) if the Additional Capital Raise does not occur on or prior to November 23, 2012, $3,000,000 and (iv) at all times not covered by (i), (ii) or (iii) above, the Borrower shall not be required to maintain any minimum amount of unrestricted cash and Cash Equivalents.”

4.                                      The Loan Agreement shall be amended by adding a new Section 6.14 to read as follows:

“6.14                  Replacement Warrants.  In the event the Additional Capital Raise occurs on or before November 23, 2012,  on the closing date of the Additional Equity Raise Borrower shall issue Warrants to Purchase Stock issued by Borrower in favor of each Lender or such Lender’s Affiliates, which Warrants to Purchase Stock (i) shall be exercisable for an aggregate number of shares of Borrower’s common stock equal to 5% of the aggregate outstanding principal amount of the Loans on the closing date of the Additional Equity Raise divided by a per share price of $2.00, with anti-dilution protection, and shall be otherwise on the same terms as the warrants issued as part of the Additional Capital Raise, and (ii) shall be issued in replacement of the Warrants previously issued on the Effective Date and the First Loan Modification Date, which previously issued Warrants shall be terminated and cancelled upon the issuance of the Warrants to Purchase Stock on the closing date of the Additional Equity Raise.

5.                                      The Loan Agreement shall be amended by deleting the “.” following Section 8.13 and inserting “;” in lieu thereof and adding the following new Section 8.14 reading as follows:

“8.14                  FDA Approval. Borrower shall fail, after the occurrence of the Additional Capital Raise, to receive United States marketing approval of Zelrix from the FDA on or before June 30, 2013, which date may be extended to the earlier of (i) September 30, 2013 and (ii) the date on or after June 30, 2013 on which Borrower ceases to have unrestricted cash and Cash Equivalents of greater than 1.25 times the aggregate outstanding principal amount of the Term Loans.”

6.                                      The Loan Agreement shall be amended by deleting the following definitions appearing in Section 14.1 thereof:

“Additional Capital Raise” shall mean the receipt by Borrower, after the Second Loan Modification Effective Date, of unrestricted net cash proceeds of at least Ten Million Dollars ($10,000,000.00) from (i)  the closing of an equity round of financing pursuant to the sale of Borrower’s equity or convertible debt securities, or (ii) up-front payments from a joint venture or partnership.

“Maturity Date” means the Payment Date that is thirty-nine (39) months following the Funding Date of Term A Loan.

“Term Loan Commitment” means, for any Lender, the obligation of such Lender to make a Term A Loan, a Term B Loan and/or a Term C Loan, up to the principal amount shown on Schedule 1.1.  “Term Loan Commitments” means the aggregate amount of the Term A Loan Commitment, the Term B Loan Commitment and the Term C Loan Commitment of all Lenders.

“Warrants” are (i) those certain Warrants to Purchase Stock dated as of the Effective Date and (ii) those certain Warrants to Purchase Stock dated as of the First Loan Modification Effective Date, in each case executed by Borrower in favor of each Lender or such Lender’s Affiliates.”

and inserting in lieu thereof the following:

“Additional Capital Raise” shall mean the receipt by Borrower, after the Third Loan Modification Effective Date, of unrestricted net cash proceeds of at least Twenty Five Million Dollars $25,000,000.00) from the closing of an equity round of financing pursuant to the sale of Borrower’s equity or convertible debt securities.

“Maturity Date” means June 1, 2014.

“Term Loan Commitment” means, for any Lender, the obligation of such Lender to make a Term A Loan and/or a Term B Loan, up to the principal amount shown on Schedule 1.1.  “Term Loan Commitments” means the aggregate amount of the Term A Loan Commitment and the Term B Loan Commitment of all Lenders.”

“Warrants” are (i) those certain Warrants to Purchase Stock dated as of the Effective Date and (ii) those certain Warrants to Purchase Stock dated as of the First Loan Modification Effective Date, in each case executed by Borrower in favor of each Lender or such Lender’s Affiliates; provided, however, that if the Additional Equity Event occurs,  “Warrants” shall mean those certain Warrants to Purchase Stock issued on the closing date of the Additional Equity Raise pursuant to Section 6.14 hereof.”

7.                                      The Loan Agreement shall be amended by adding the following definitions in Section 14.1 thereof in alphabetical order:

“Original Maturity Date” means the Payment Date that is thirty-nine (39) months following the Funding Date of Term A Loan.

“Third Loan Modification Effective Date” means September 25, 2012.”

8.                                      The Loan Agreement shall be amended by deleting the following definitions in Section 14.1 thereof:

“Term C Loan” or “Term C Loans” is defined in clause (iii) of Section 2.2(a) hereof.

“Term C Loan Commitment” means, for any Lender, the obligation of such Lender to make a Term C Loan, up to the principal amount shown on Schedule 1.1.  “Term C

Loan Commitments” means the aggregate amount of the Term C Loan Commitments of all Lenders.

“Term C Loan Draw Conditions” means (i) receipt by Borrower of United States marketing approval of Zelrix from the FDA and (ii) initiation by Borrower of a clinical study of NP-201 in humans.

“Term C Loan Draw Period” is the period commencing upon the satisfaction of the Term C Loan Draw Conditions and continuing through the earlier to occur of (i) August 31, 2011 and (ii) an Event of Default.”“

4.                                      EXPENSES.  Borrower shall reimburse Agent and the Lenders for all legal fees and out-of pocket expenses incurred in connection with this Loan Modification Agreement.

5.                                      RATIFICATION OF LOAN DOCUMENTS.  Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of all security or other collateral granted to Agent, for the ratable benefit of the Lenders, and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.

6.                                      PERFECTION CERTIFICATE.  Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in Borrower’s Perfection Certificate dated as of June 13, 2011, and acknowledges, confirms and agrees that the disclosures and information that Borrower provided to Agent and the Lenders in such Perfection Certificate have not changed, as of the date hereof.

7.                                      NO DEFENSES OF BORROWER.  Borrower hereby acknowledges and agrees that Borrower has no offsets, defenses, claims, or counterclaims against Agent and/or the Lenders with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against Agent and/or the Lenders, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES Agent and/or the Lenders from any liability thereunder.

8.                                      REPRESENTATIONS AND WARRANTIES.  To induce Agent and the Lenders to enter into this Loan Modification Agreement, Borrower does hereby warrant, represent and covenant to Agent and the Lenders that, after giving effect to this Loan Modification Agreement, (i) each representation or warranty of Borrower set forth in the Loan Agreement is hereby restated and reaffirmed as true and correct in all material respects on and as of the date of this Loan Modification Agreement as if such representation or warranty were made on and as of the date of this Loan Modification Agreement (except to the extent that any such representation or warranty expressly relates to a prior specific date or period), (ii) no Default or Event of Default has occurred and is continuing as of the date hereof and (iii) Borrower has the power and is duly authorized to enter into, deliver and perform this Loan Modification Agreement and this Loan Modification Agreement is the legal, valid and binding obligation of Borrower enforceable against Borrower in accordance with its terms.

9.                                      CONTINUING VALIDITY.  Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect.  The Lenders’ agreement to modifications to the existing Obligations pursuant to this Loan Modification Agreement in no way shall obligate Agent or the Lenders to make any future modifications to the Obligations.  Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations.  It is the intention of Agent, the Lenders and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by the Lenders in writing.  No maker will be released by virtue of this Loan Modification Agreement.

10.                               CONDITION PRECEDENT TO EFFECTIVENESS OF THIS LOAN MODIFICATION AGREEMENT.  This Loan Modification Agreement shall become effective as of the date referred to above upon the satisfaction of the following conditions precedent:

A.                                    Agent shall have received, in form and substance satisfactory to Agent and the Lenders, one or more counterparts of this Loan Modification Agreement, duly executed and delivered by Borrower, Agent and the Lenders.

B.                                    The Lenders shall have received a certificate from the Chief Executive Officer of Borrower that Borrower has signed security purchase agreements providing for the purchase of Borrower’s equity or convertible debt securities on or before November 23, 2012 for aggregate consideration payable to Borrower of not less than at least Twenty Five Million Dollars ($25,000,000.00) (with copies of such signed security purchase agreements delivered by Borrower to the Lenders within three (3) Business Days of the delivery of such Certificate).

C.                                    Borrower shall have executed and delivered to Agent and the Lenders such additional documents, instruments, and agreements as Agent may reasonably request.

11.                               COUNTERPARTS.  This Loan Modification Agreement may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

12.                               GOVERNING LAW.  THIS LOAN MODIFICATION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF MARYLAND APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICTS OF LAWS.

13.                               ENTIRE AGREEMENT.  The Existing Loan Documents as and when amended through this Loan Modification Agreement embody the entire agreement between the parties hereto relating to the subject matter thereof and supersede all prior agreements, representations and understandings, if any, relating to the subject matter thereof.

[Remainder of Page Intentionally Left Blank —

Signature Page(s) to Follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Loan Modification Agreement to be executed as of the date first written above.

BORROWER:

NUPATHE INC.

By:	/s/ Armando Anido
Name:	Armando Anido
Title:	CEO

AGENT:

MIDCAP FUNDING III, LLC, as Agent

By:	/s/ Luis Viera
Name:	Luis Viera
Title:	Managing Director

LENDERS:

MIDCAP FUNDING III, LLC, as a Lender

By:	/s/ Luis Viera
Name:	Luis Viera
Title:	Managing Director

SILICON VALLEY BANK, as a Lender

By:	/s/ Kristan O’Connor
Name:	/s/ Kristan O’Connor
Title:	Senior Advisor